                                                                   EXHIBIT 10.39

                            FOURTH AMENDMENT TO THE
                  MEDAPHIS EMPLOYEES' RETIREMENT SAVINGS PLAN

         THIS AMENDMENT, made as of the 31st day of December, 1997, by MEDAPHIS CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Primary Sponsor").

                              W I T N E S S E T H:

         WHEREAS, the Primary Sponsor adopted the Medaphis Employees' Retirement Savings Plan (the "Plan") by indenture dated June 30, 1991;

         WHEREAS, the Plan was last amended and restated by indenture effective July 1, 1995;

         WHEREAS, the Primary Sponsor desires to amend the Plan to adjust the schedule by which participants in the Plan vest in matching contributions made to the Plan on participants' behalf;

         WHEREAS, on October 23, 1997, the Plan was amended to change the participants' vesting schedules prior to January 1, 1998;

         WHEREAS, the October 23, 1997 amendment to the Plan contained a provision that automatically readjusted participants' vesting schedules effective January 1, 1998;

         WHEREAS, the Primary Sponsor desires to keep in place effective January 1, 1998 the vesting schedules in effect immediately prior to January 1, 1998, without the automatic readjustment provided for in the October 23, 1997 amendment to the Plan; and

         WHEREAS, the Primary Sponsor desires to amend the Plan to allow a participant's investment elections to be changed at any time at the participant's request, and to adjust the provisions for distributions to a participant when the participant attains age 70 1/2.

         NOW, THEREFORE, the Primary Sponsor does hereby amend the Plan as follows:

1. Section 10.3 of the Plan is amended, effective January 1, 1998, by replacing the vesting schedule provided for in the last sentence thereof with the following:


                  "Full Years of                          Percentage
                     Service                               Vested
                     -------                                -----
                        1                                   33 1/3%
                        2                                   66 2/3%
                        3                                  100%"

2. Section 5.1(a) of the Plan is amended, effective January 1, 1998, by replacing such section with the following:

         "(a) All investment directions shall be in multiples of 1% of contributions being made at any time. Members may change the investment of contributions to their accounts in accordance with the procedures established by the Plan Administrator.
         New investment directions shall be effective as of the date that such directions are processed by the Plan Administrator in accordance with the procedures established for such purpose."

3. Section 5.2 of the Plan is amended, effective January 1, 1998, by replacing such section with the following:

         "A Member may elect according to the procedures established by the Plan Administrator, to transfer, in multiples of 1% his Account between Individual Funds. An election under this
         Section 5.2 shall be effective as of the date that such directions are processed by the Plan Administrator in accordance with the procedures established for such purpose."

4. Section 9.4(c) of the Plan is amended, effective January 1, 1997, by replacing such section with the following:

         "For purposes of this Section, the term "required beginning date" means April 1 of the calendar year following the later of the calendar year in which the Member attains age 70 1/2 or the calendar year in which the Member retires or otherwise terminates employment; except with respect to a Member who is a five percent (5%) owner (as described in Code Section 416(i)(1)(B)(i)) for the Plan Year ending in the calendar year in which such Member attains age 70 1/2, in which case, "required beginning date" means April 1 of the calendar year following the calendar year in which the Member attains age
         70 1/2. With respect to a Member (other than a five percent (5%) owner) who attains age 70 1/2 prior to January 1, 1999, such Member may elect in the form and manner prescribed by the Plan Administrator to receive distributions under this Section, in the manner described in this Section, commencing no later than April 1 of the calendar year in which the Member attains age 70 1/2."

                                   * * * * *

     Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Amendment.

     IN WITNESS WHEREOF, the Primary Sponsor has executed this Amendment as of the day and the year first above written.


                                        MEDAPHIS CORPORATION



                                        By: /s/ David E. McDowell
                                           ------------------------------------
                                           David E. McDowell
                                           Chairman and Chief Executive Officer
ATTEST:



By: /s/ Randolph L. M. Hutto
   ----------------------------
   Randolph L. M. Hutto
   Secretary


                                       3